                                                                  Exhibit 10.17A


                    FIRST AMENDMENT TO MASTER REORGANIZATION
                                   AGREEMENT

         FIRST AMENDMENT TO MASTER REORGANIZATION AGREEMENT (this "Amendment"), dated as of May 16, 2002, by and among Transworld Healthcare, Inc., a New York corporation ("TWUS"), Allied Healthcare Group Limited (f/k/a "Transworld Holdings (UK) Limited"), a company incorporated in England and Wales with registered number 3890177 ("AHG"), Transworld Healthcare (UK) Limited, a company incorporated in England and Wales with registered number 3370146 ("TWUK", and, together with TWUS and AHG, the "Corporate Group"), the holders of ordinary shares of TWUK named in EXHIBIT A to the Agreement (the "Ordinary Shareholders," and each individually, an "Ordinary Shareholder"), Triumph Partners III, L.P. ("Triumph", which is sometimes referred to herein as the "Special Share Holder"), as the holder of the "Special Share" of TWUK (as such is designated in the Articles of Association of TWUK (the "UK Charter"), the "Special Share"), the holders of redeemable shares of TWUK named in EXHIBIT B to the Agreement attached hereto (the "Redeemable Shareholders," and each individually, a "Redeemable Shareholder"), the holders of equity warrants of TWUK named in EXHIBIT C to the Agreement (the "Equity Warrant Holders," and each individually, an "Equity Warrant Holder") and the holders of mezzanine warrants of TWUK named in EXHIBIT D to the Agreement (the "Mezzanine Warrant Holders," and each individually, a "Mezzanine Warrant Holder"). Capitalized terms used herein have the meanings ascribed to such terms in the Agreement.


                                    RECITALS

         WHEREAS, the Corporate Group and certain of the Investors have previously entered into that certain Master Reorganization Agreement, dated as of April 24, 2002 (the "Agreement"); and

         WHEREAS, the parties desire to amend certain provisions of the Agreement as fully set forth herein.

         NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein, TWUS, TWUK, AHG and the Investors hereby agree as follows:

         1. Amendment of Section 1.1(g). Section 1.1(g) of the Agreement is hereby amended and restated by deleting it in its entirety and substituting the following:

                  "(g) Payment of PIK Interest. The PIK Interest will be treated in the Reorganization as follows:

                           (i) with respect to those holders of AHG Notes who
                  are taxpayers in the United Kingdom (ZRH Nominees (0051) Limited, Orion Nominees Limited, Charles Kernahan, David Johnson, Charles Murphy, and Steve Gullick), by the issuance of funding notes (the "Loan Notes") by AHG to such holders in an amount representing the accrued PIK Interest amount minus UK tax withholding at the required 20% rate, as set forth on the Valuation Matrix, which Loan Notes will thereupon be exchanged for a number of shares of TWUS Common Stock to be determined by reference to the Valuation Matrix. Following such exchange, AHG will satisfy its obligations to TWUS under the Loan Notes by the issue of AHG ordinary shares;

                           (ii) with respect to those holders of AHG Notes who
                  are not taxpayers in the United Kingdom (Aitken (English) Company Limited, Tim Aitken, Sarah Eames, Wayne Palladino and BNP Paribas), by the issuance of Loan Notes by AHG to such holders in an amount representing the accrued PIK Interest amount set forth on the Valuation Matrix, which Loan Notes will thereupon be exchanged for a number of shares of TWUS Common Stock to be determined by reference to the Valuation Matrix. Following such exchange, AHG will satisfy its obligations to TWUS under the Loan Notes by the issue of AHG ordinary shares; and

                           (iii) with respect to Triumph and Triumph III
                  Investors, L.P. (the "Triumph Investors"), the amount representing accrued PIK Interest on these holders' AHG Notes shall not be paid, but instead shall remain a liability of AHG following the Reorganization, without any further interest accruing thereon (the "Unpaid PIK Interest"). After the Effective Time, each Triumph Investor shall have the assignable right, exercisable at any time or from time to time in whole or in part in its sole discretion, to require AHG to issue to it or its successor(s) or assignee(s) Loan Notes in an aggregate amount equal to its Unpaid PIK Interest. Upon exercise of such right, AHG shall issue the required amount of Loan Notes in the name of the Triumph Investor, or its successor(s) or assignee(s) as instructed by the Triumph Investor, within three (3) business days, which Loan Notes will thereupon be exchanged by TWUS for a number of shares of TWUS Common Stock to be determined by reference to the Valuation Matrix (it being understood and agreed that the number of shares to be received in exchange for such Loan Notes shall be fixed as set forth on the Valuation Matrix and shall not increase or decrease after the Effective Time regardless of whether the value of a share of TWUS Common Stock decreases or increases after such date). Following such exchange, AHG will satisfy its obligations to TWUS under the Loan Notes by the issue of AHG ordinary shares."

         2. Amendment of Section 2.1(h). Section 2.1(h) of the Agreement is hereby amended and restated by deleting it in its entirety and substituting the following:

                  "(h) The PIK Interest with respect to the AHG Notes for all holders of AHG Notes other than the Triumph Investors shall be exchanged into and represent the right to receive that number of fully paid and nonassessable shares of TWUS Common Stock set forth in accordance with the Valuation Matrix."

         3. Amendment to Section 3.1. Section 3.1 of this Agreement is hereby amended and restated by deleting it in its entirety and substituting the following:

                  "EXCHANGE OF TWUK ORDINARY SHARES FOR SHARES OF TWUS COMMON STOCK AND PREFERRED STOCK. At or prior to the Effective Time, TWUS shall deposit, or TWUS shall otherwise take all steps necessary to cause to be deposited, with American Stock Transfer & Trust Co., its transfer agent (the "Transfer Agent"), certificates representing the shares of TWUS Common Stock and TWUS Preferred Stock to be issued pursuant to Section 2.1 in exchange for those outstanding TWUK Ordinary Shares, Redeemable Shares and for the PIK Interest as described in
         Section 2.1, plus those shares of TWUS Common Stock to be issued as contemplated pursuant to Section 1.1(g)(iii) to the Triumph Investors."

         4. Amendment to Section 8.2(d). Section 8.2(d) of the Agreement is hereby amended and restated by deleting it in its entirety and substituting the following:

                  "The Equity Warrant Holders (other than the Triumph Investors) shall have received certificates for that number of shares of TWUS Common Stock, in exchange for their PIK Interest, as determined in accordance with the Valuation Matrix."

         5. Amendment to Article XI. Article XI of the Agreement shall be amended and restated by adding the following defined terms thereto:


                           DEFINED TERM                       SECTION
                           ------------                       -------
                           Triumph Investors                  1.1(g)

                           Unpaid PIK Interest                1.1(g)

         6. Terms and Conditions. Except as specifically modified herein all other terms and conditions of the Agreement shall remain in full force and effect.


                     [Remainder of Page Intentionally Blank]

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first set forth above individually or by their duly authorized representatives.



                                  TRANSWORLD HEALTHCARE, INC.


                                  By: /s/ Tim Aitken
                                     -------------------------------------------
                                     Name:
                                            ------------------------------------
                                     Title: Chairman / CEO
                                            ------------------------------------




                                  TRANSWORLD HEALTHCARE (UK) LIMITED


                                  By: /s/ Sarah Ladd Eames
                                     -------------------------------------------
                                     Name:  Sarah Ladd Eames
                                            ------------------------------------
                                     Title: President & COO
                                            ------------------------------------




                                  ALLIED HEALTHCARE GROUP LIMITED

                                  By: /s/ Tim Aitken
                                     -------------------------------------------
                                     Name:
                                            ------------------------------------
                                     Title: Chairman / CEO
                                            ------------------------------------

                                  HOLDER OF SPECIAL SHARE

                                  TRIUMPH PARTNERS III, L.P.

                                  By:  Triumph III Advisors, L.P., its general
                                       partner

                                  By:  Triumph III Advisors, Inc., its general
                                       partner


                                  By: /s/ Frederick S. Moseley, IV
                                     -------------------------------------------
                                      Name:  Frederick S. Moseley, IV
                                      Title:  President

                                            REDEEMABLE SHAREHOLDERS

                                            /s/ Tim Aitken
                                            ------------------------------------
                                            Timothy M. Aitken

                                            Address:

                                            27 Howard St
                                            ------------------------------------
                                            New York, NY 10012
                                            ------------------------------------

                                            ------------------------------------

                                            /s/ Sarah L. Eames
                                            ------------------------------------
                                            Sarah L. Eames

                                            Address:

                                            5 Westwood Court
                                            ------------------------------------
                                            Harrison, NY 10528
                                            ------------------------------------
                                            U.S.A
                                            ------------------------------------

                                   EQUITY WARRANT HOLDERS



                                   TRIUMPH PARTNERS III, L.P.

                                   By:  Triumph III Advisors, L.P., its general
                                        partner

                                   By:  Triumph III Advisors, Inc., its general
                                          partner


                                  By: /s/ Frederick S. Moseley, IV
                                     -------------------------------------------
                                       Name:  Frederick S. Moseley, IV
                                       Title:  President




                                   TRIUMPH III INVESTORS, L.P.



                                   By: Triumph III Investors, Inc., its general partner

                                   /s/ Frederick S. Moseley, IV
                                   ---------------------------------------------
                                   Name:  Frederick S. Moseley, IV
                                   Title:  President



                                   AITKEN (ENGLISH) COMPANY LIMITED


                                   /s/ Tim Aitken
                                   ---------------------------------------------
                                   Name:
                                        ----------------------------------------
                                   Title: Chairman
                                         ---------------------------------------

                                   Address:


                                   ---------------------------------------------

                                   ---------------------------------------------

                                   ---------------------------------------------

                                   /s/ Tim Aitken
                                   ---------------------------------------------
                                   Timothy M. Aitken


                                   Address:

                                   27 Howard St
                                   ---------------------------------------------
                                   NYC, NY 10012
                                   ---------------------------------------------

                                   ---------------------------------------------


                                   /s/ Sarah L. Eames
                                   ---------------------------------------------
                                   Sarah L. Eames

                                   Address:

                                   5 West Wood Court
                                   ---------------------------------------------
                                   Harrison, NY 10528
                                   ---------------------------------------------
                                   U.S.A
                                   ---------------------------------------------